SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549-1004

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 14, 2003

WorldCom, Inc.

(Exact Name of Registrant as Specified in Charter)

Georgia	0-11258	58-1521612
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

22001 Loudoun County Parkway, Ashburn, Virginia		20147
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code (703) 886-5600

Item 5.    Other Events

The information set forth in the press releases issued by WorldCom, Inc. on November 17, 2003 and November 19, 2003, attached hereto as Exhibits 99.1 and 99.2, respectively, are incorporated herein by reference.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits.

99.1 Press Release of WorldCom, Inc., dated November 17, 2003.

99.2 Press Release of WorldCom, Inc., dated November 19, 2003.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WORLDCOM, INC. (Registrant)

By:	/S/ ANASTASIA D. KELLY

Name: Anastasia D. Kelly
Title: Executive Vice President, General Counsel and Secretary

Dated: December 1, 2003

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated November 17, 2003

99.2	Press Release, dated November 19, 2003